                                                                  Exhibit 24

                               POWER OF ATTORNEY


      The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3 and any and all amendments (including, but not limited to, post-effective amendments) thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 9th day of February, 1998.



                                       /s/ A. ALFRED TAUBMAN
                                       ---------------------------------------
                                       A. ALFRED TABUMAN

                                                                    Exhibit 24

                               POWER OF ATTORNEY


      The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3 and any and all amendments (including, but not limited to, post-effective amendments) thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 10th day of February, 1998.



                                       /s/ THE MARQUESS OF HARTINGTON
                                       ---------------------------------------
                                       THE MARQUESS OF HARTINGTON

                                                                    Exhibit 24

                               POWER OF ATTORNEY


      The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3 and any and all amendments (including, but not limited to, post-effective amendments) thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 30th day of January, 1998.



                                       /s/ CONRAD BLACK
                                       ---------------------------------------
                                       CONRAD BLACK

                                                                     Exhibit 24

                               POWER OF ATTORNEY


      The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3 and any and all amendments (including, but not limited to, post-effective amendments) thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 29th day of January, 1998.



                                       /s/ HENRY R. KRAVIS
                                       ---------------------------------------
                                       HENRY R. KRAVIS

                                                                     Exhibit 24

                               POWER OF ATTORNEY


      The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3 and any and all amendments (including, but not limited to, post-effective amendments) thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 2nd day of February, 1998.



                                       /s/ WALTER J. P. CURLEY
                                       ---------------------------------------
                                       WALTER J. P. CURLEY

                                                                     Exhibit 24

                               POWER OF ATTORNEY


      The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3 and any and all amendments (including, but not limited to, post-effective amendments) thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 30th day of January, 1998.



                                       /s/ MAX M. FISHER
                                       ---------------------------------------
                                       MAX M. FISHER

                                                                     Exhibit 24

                               POWER OF ATTORNEY


      The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3 and any and all amendments (including, but not limited to, post-effective amendments) thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 5th day of February, 1998.



                                       /s/ VISCOUNT BLAKENHAM
                                       ---------------------------------------
                                       VISCOUNT BLAKENHAM

                                                                     Exhibit 24


                               POWER OF ATTORNEY


      The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3 and any and all amendments (including, but not limited to, post-effective amendments) thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 12th day of May, 1998.



                                       /s/ JEFFREY H. MIRO
                                       ---------------------------------------
                                       JEFFREY H. MIRO

                                                                     Exhibit 24


                               POWER OF ATTORNEY


      The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Registration Statement on Form S-3 and any and all amendments (including, but not limited to, post-effective amendments) thereto to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations, and requirements of the Commission in respect thereof, and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 13th day of May, 1998.



                                       /s/ SHARON P. ROCKEFELLER
                                       ---------------------------------------
                                       SHARON PERCY ROCKEFELLER